                                                                   EXHIBIT 10.54

                SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                -----------------------------------------------

This Second Amendment to Purchase and Sale Agreement is made as of June 24, 1996 ("Amendment") to supplement and amend that certain Purchase and Sale Agreement dated as of August 7, 1995 and all documents related thereto, as amended by that First Amendment to Purchase and Sale Agreement dated as of February 12, 1996 (collectively, the "Sale Agreement") between HELLER FINANCIAL LEASING, INC., a Delaware corporation ("Heller") and BANKVEST CAPITAL CORP., a Massachusetts corporation ("BankVest"). Any capitalized terms used herein and which are defined in the Sale Agreement shall have the meaning set forth in the Sale Agreement. Where a textual passage is amended in part only, new language may be shown double underlined, deleted language may be shown in *strikeout,* and ...
      =================
(an ellipsis) may be used for language that is unmodified. Such double underlining, strike out and ellipses as used herein are for convenience only to illustrate changes from the Sale Agreement, and are not part of the Sale Agreement as amended.

                             PRELIMINARY STATEMENT
                             ---------------------

     A. Pursuant to the Sale Agreement, BankVest has assigned to Heller BankVest's right, title and interest in and to various Contracts and Payments thereunder, and assigned to Heller all of BankVest's right, title and interest in and to, or grated to Heller a security interest in the Equipment covered by such Contracts;

     B. BankVest desires to increase the available aggregate Repurchase Price with respect to all Contracts to $21,000,000 (the "Increase"), with availability to be shared between the Sale Agreement and that certain Loan and Security Agreement dated as of August 7, 1995 by and between Heller Financial, Inc. and BankVest, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 12, 1996 and that certain Second Amendment to Loan and Security Agreement dated as of June 24, 1996 (collectively, "Loan Agreement"). Heller is willing to comply with BankVest's request, subject to the terms and conditions set forth below.

     NOW, THEREFORE, it is hereby agreed as follows:

     1.   AMENDED DEFINITIONS; ADDITIONAL DEFINITIONS.
          -------------------------------------------

          1.1  New definitions, Lockbox Coverage and Lockbox Coverage Covenant,
                                ----------------     -------------------------
     shall be added as follows:

               "Lockbox Coverage shall have the meaning set forth in Exhibit H
                ----------------
          -- Lockbox Compliance Certificate."

               "Lockbox Coverage Covenant: a requirement that the Lockbox
                -------------------------
          Coverage, as set forth in the most recently due Lockbox Compliance Certificate, expressed as a percentage, be equal to or greater than seventy percent (70%)."

          1.2  The definition of Discount Rate shall be amended to read as
                                 -------------
     follows:

               "Discount Rate for Contracts purchased by Heller prior to June
                -------------                                   =============
          24, 1996 means the rate used to determine Heller's purchase price for
          ========
          such Contracts, which shall be a fixed annual interest rate equal to the sum of (i) 3.25%; and (ii) the weekly average U.S. Treasury Constant Maturities for a Treasury Note having a maturity approximately equivalent to the Weighted Average Remaining Term of the applicable Contract(s), as reported by the Federal Release for the calendar week in which the applicable funding takes place; for
                                                                     ===
          Contracts purchased by Heller on or after June 24, 1996, a fixed
          ================================================================
          annual interest rate equal to the sum of (i) 2.75%; and (ii) the
          ================================================================
          weekly average U.S. Treasury Constant Maturities for a Treasury Note
          ====================================================================
          having a maturity approximately equivalent to the Weighted Average
          ================================================================
          Remaining Term
          ==============
          of the applicable Contract(s), as reported by the Federal Release for
          =====================================================================
          the calendar week in which the applicable funding takes place."
          ================================================================

     2.   PURCHASE PRICE. The last sentence of Section 2 shall be amended to
          --------------
read as follows:

          "Notwithstanding anything contained herein to the contrary, (i) Heller shall not be obligated to purchase any Contracts if at the time of purchase, or as a result of such purchase, BankVest is or would be in violation of the Lockbox Compliance Ratio Covenant or Lockbox Coverage
                                                        ===================
     Covenant, and (ii) at no time shall the aggregate Repurchase Price with
     ========
     respect to all Contracts exceed the sum of *Seven Million Five Hundred Thousand Dollars ($7,500,000)* Twenty One Million Dollars ($21,000,000)
                                    ========================================
     less all amounts outstanding under the Loan Agreement."

     3.   FINANCIAL STATEMENTS AND OTHER REPORTS.  Section 6(a)(iii) shall be
          --------------------------------------
amended to read as follows:

          "(iii) 30 days after the end of each quarter, (I) a true and correct copy of the Lockbox statements for the preceding quarter, (II) the completed Lockbox Compliance Certificate for the preceding quarter, in the form attached hereto as Exhibit O, (III) computer diskettes/tapes containing all backup data regarding Contracts and *Facility* Equipment, in format acceptable to *Lender* Heller; *and* (IV) reports setting forth
                                   ======
     leasing, remarketing activities and insurance settlements with respect to all *Facility* Equipment, and (V) a certificate verifying BankVest's
                               ==========================================
     compliance with all covenants contained in that certain Purchase Agreement
     ==========================================================================
     dated as of May 30, 1996 by and among BankVest, Primus Capital Fund III
     =======================================================================
     Limited Partnership and PNC Venture Corp., as amended from time to time;"
     =======================================================================

and Subsection 6.4(a)(v) shall be amended to read as follows:

          "(v)   30 days after the end of each month: reports setting forth (I)
     any change in the identity or location of all *Facility* Equipment and (II) *all cash applications pertaining to the Facility Contracts, and (III) amounts received and receivable due under each Facility Contract, including the amounts overdue and the period for which such amounts are overdue* a
                                                                            =
     delinquency report in the form attached hereto as Exhibit P"
     ===========================================================

     4.   ADDITIONAL EVENTS OF DEFAULT. The following shall be added as
          ----------------------------
additional Events of Default at the end of the first sentence of Section 12(a) thereunder:

          "..., *or* (v) commencing with the fourth calendar quarter of 1996, if
                         ===================================================
     BankVest shall have failed to comply for two consecutive reporting periods
                                          =====================================
     with either the Lockbox Compliance Ratio Covenant or the Lockbox Coverage
          ======                                       =======================
     Covenant and such failure is not cured within sixty (60) days' notice from
     ========
     Heller to BankVest, (vi) if Paul Gass or John Colton sell or transfer more
                         ======================================================
     than fifty percent (50%) of their respective ownership interests in
     ===================================================================
     BankVest to any third parties or if either cease to be meaningfully
     ===================================================================
     involved in the day-to-day management and operations of BankVest, or (vii)
     ==========================================================================
     if the Contract 90-day Delinquency is greater than seven percent (7%) of
     ========================================================================
     the Aggregate Portfolio Outstandings for two consecutive reporting periods,
     ==========================================================================
     or (vii) if the Contract Total Delinquency is greater than eighteen percent
     ===========================================================================
     (18%) of the Aggregate Portfolio Outstandings for two consecutive reporting
     ===========================================================================
     periods. All terms in subsections 12(a)(vi) and (vii) not otherwise defined
     ===========================================================================
     shall have the meanings set forth in Exhibit P (Form of Monthly Delinquency
     ===========================================================================
     Report)."
     =======

     5.   FORM OF LOCKBOX COMPLIANCE CERTIFICATE/EXHIBIT H. Exhibit H -- Form of
          -------------------------------------------------
Lockbox Compliance Certificate shall be amended to read as set forth in the form attached to this Amendment as Exhibit H.

     6.   FORM OF MONTHLY DELINQUENCY REPORT/EXHIBIT P.  Exhibit P -- Form of
          --------------------------------------------
Monthly Delinquency Report shall be added to the Loan Agreement in the form attached to this Amendment as Exhibit P.

     7.   TERMINATION OF AGREEMENT.  The following shall be added as a new
          ------------------------
subsection (i) to Section 13:

          "(i) Upon not less than sixty (60) days' prior notice, either party may notify the other of its intention not to seek/provide any further financing hereunder; provided, however, that notwithstanding the foregoing, all of BankVest's obligations shall survive any expiration or termination of this Agreement and/or the termination of any Contract."

     8.   INCREASED IN AGGREGATE PURCHASE PRICE.  Subject to the satisfaction of
          --------------------------------------
the terms and conditions of this Amendment, the maximum available Repurchase Price under the Sale Agreement shall be increased from $7,500,000.00 to $21,000,000.00 less any amounts outstanding under the Loan Agreement.

     9.   CONDITIONS OF INCREASE. The increase in the available Repurchase Price
          -----------------------
under the Sale Agreement shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to Heller:

          9.1  Representations and Warranties. The representations and
               ------------------------------
     warranties set forth in this Amendment and the Sale Agreement, where applicable, shall be true and correct as of June 24, 1996 and as of the date this Amendment is executed by BankVest.

          9.2  Delivery of Documents. The following shall have been delivered to
               ---------------------
     Heller, each duly authorized and executed:

               (a)  a certificate of incumbency of BankVest in the form of
          Exhibit 1 attached hereto, and a Unanimous Consent in the form of
          Exhibit 2 attached hereto;

               (b) a current certificate of good standing for the Commonwealth of Massachusetts;

               (c) certified copies of any amendments to the articles of incorporation and by-laws of BankVest since the date such materials were last furnished to Heller; and

               (d) such other documents, certificates, consents and waivers as Heller may request.

          9.3  Closing Certificate.  BankVest shall deliver to Heller a closing
               -------------------
     certificate in the form of Exhibit 4 attached hereto, signed by the President, Vice President, Secretary or Treasurer of BankVest.

          9.4  Material Adverse Changes. No event shall have occurred which has
               ------------------------
     a material adverse effect on (i) the financial condition, property, business, operations, prospects or profits of BankVest or the ability of BankVest to perform its obligations hereunder or under the Sale Agreement or (ii) the projections for financial performance of BankVest as set forth in any document or paper furnished to Heller by BankVest or its representatives.

     10.  REPRESENTATIONS AND WARRANTIES. BankVest represents and warrants to
          ------------------------------
Heller that all representations and warranties set forth in the Sale Agreement, as modified by this Amendment as applicable, are true, complete and accurate in all respects as of the date hereof.

     11.  SURVIVAL OF ORIGINAL AGREEMENT.  Except as amended hereby, the Sale
          ------------------------------
Agreement shall remain in full force and effect, and BankVest shall continue to be subject to the security interests and liens granted thereunder.

     12.  SUCCESSORS AND ASSIGNS. The terms hereof shall inure to the benefit of
          ----------------------
and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

     13.  COUNTERPARTS. This Amendment shall not be effective unless and until
          ------------
it has been executed by all parties hereto. This Amendment may be executed in multiple counterparts, and signatures by facsimile shall be deemed acceptable.


                     SIGNATURE BLOCK ON THE FOLLOWING PAGE

     IN WITNESS WHEREOF, the parties have executed this Amendment as of June 24, 1996.

BANKVEST CAPITAL CORP.                  HELLER FINANCIAL LEASING, INC.


By:____________________________         By:________________________________
Title:_________________________         Title: ____________________________

Attest:


_______________________________

                                   EXHIBIT H
                                   ---------

                    Form of Lockbox Compliance Certificate
                    --------------------------------------

     LOCKBOX COMPLIANCE CERTIFICATE FOR THE QUARTER ENDED _______________

(A): TOTAL DOLLAR AMOUNT OF ALL CHECKS RECEIVED IN OUR LOCKBOX ON LOANS/LEASES ASSIGNED TO HELLER ____________________./1/

(B): TOTAL DOLLAR AMOUNT OF ALL PAYMENTS RECEIVED ON LOANS/LEASES ASSIGNED TO HELLER _________________________________.

(C)  TOTAL DOLLAR AMOUNT DUE HELLER
===  ==============================

LOCKBOX COMPLIANCE RATIO (A DIVIDED BY B) ____________________.

LOCKBOX COVERAGE (A DIVIDED BY C) ____________________________
=================================





___________________
/1/ Note: This amount should only include checks forwarded directly by the Lessee to the Lockbox. It should not include checks forwarded to BankVest and subsequently forwarded to the Lockbox.

                                   EXHIBIT P
                                   ---------

                      Form of Monthly Delinquency Report
                      ----------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 END-USER      LEASE #    GROSS      END-USER       DAYS       LESS THAN     30-59     60-89    90-119     120+
 NAME                      REC.       GROSS       PAST DUE         30
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 ABC Co.           111    100,000                        2       100,000
 Inc.
-------------------------------------------------------------------------------------------------------------------
                   112    200,000                       95                                      200,000
-------------------------------------------------------------------------------------------------------------------
                   113    350,000                       45                   350,000
-------------------------------------------------------------------------------------------------------------------
                                       650,000
-------------------------------------------------------------------------------------------------------------------
XYZ, Inc.          211    150,000                       65                             150,000
-------------------------------------------------------------------------------------------------------------------
                   212    250,000                      125                                                 250,000
-------------------------------------------------------------------------------------------------------------------
                                       400,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                        1,050,000    1,050,000                   100,000     350,000   150,000  200,000    250,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
----------------------------------   Total Delinquency equals the aggregate of all 30+ (i.e. 950,000)
----------------------------------   90 day delinquency equals the aggregate of all 90+ (i.e. 450,000)
                                     Aggregate Portfolio Outstandings equals the total of all Gross
                                     Receivables (i.e. 1,050,000)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 1
                                   ---------

                        FORM OF INCUMBENCY CERTIFICATE
                                      OF
                            BankVest Capital Corp.
                            ----------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:

          Name                     Title                    Signature
          ----                     -----                    ---------

______________________     ______________________     ______________________

______________________     ______________________     ______________________

______________________     ______________________     ______________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the __ day of June, 1996.


BANKVEST CAPITAL CORP.


By: _________________________

Title: ______________________

                                   EXHIBIT 2
                                   ---------

              FORM OF UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                           OF BANKVEST CAPITAL CORP.

     We, the undersigned, being the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

     WHEREAS, the Company and Heller Financial Leasing, Inc., a Delaware corporation ("Heller") entered into a Purchase and Sale Agreement dated as of August 7, 1995, as amended by that First Amendment to Purchase and Sale Agreement dated as of February 12, 1996 (collectively, "Sale Agreement"), pursuant to which BankVest has assigned to Heller BankVest's right, title and interest in and to various Contracts and Payments thereunder, and assigned to Heller all of BankVest's right, title and interest in and to, or grated to Heller a security interest in the Equipment covered by such Contracts;

     WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of a Second Amendment to Purchase and Sale Agreement ("Amendment") to be executed by and between Heller and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Sale Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Sale Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Sale Agreement shall have the meaning set forth in the Sale Agreement;

     WHEREAS, pursuant to the terms of the Amendment, Heller proposed to increase the amount of the available Repurchase Price for Contracts to $21,000,000 (the "Increase") less any amounts outstanding under that certain Loan and Security Agreement dated as of August 7, 1995, as amended from time to time;

     WHEREAS, as a condition precedent to the Increase, Heller requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

     WHEREAS, the Board of Directors of the Company deem it to be in the best interest of the Company to obtain the Increase, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

     NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Heller the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

     FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

     FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

     FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: ________________________

DIRECTORS:

_______________________________

_______________________________

_______________________________

                                   EXHIBIT 4
                                   ---------

                            BANKVEST CAPITAL CORP.

                          FORM OF CLOSING CERTIFICATE
                          ---------------------------

Heller Financial, Inc.
One TransAm Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois  60181

Ladies and Gentlemen:

Pursuant to that certain Sale Agreement dated as of August 7, 1995 by and between BANKVEST CAPITAL CORP., a Massachusetts corporation ("BankVest"), and HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), as amended by the First Amendment to Purchase and Sale Agreement dated as of February 12, 1996 and as amended by the Second Amendment to Purchase and Sale Agreement dated as of June 24, 1996 (collectively, "Sale Agreement"), and as an inducement to and part of the consideration for the Increase (as defined in the Sale Agreement), the undersigned hereby warrants and represents to you that:

     1. All representations and warranties made by the undersigned in the Sale Agreement and the related documents are true and correct in all material respects as of the date hereof.

     2. No Event of Default exists (as such term is defined in the Sale Agreement).

DATED as of June ________________, 1996.

BANKVEST CAPITAL CORP.                        Attest:



By:______________________________             ______________________
Its: ____________________________

               INCUMBENCY CERTIFICATE OF BankVest Capital Corp.
               ------------------------------------------------

The undersigned, being the duly elected ________________________ of BANKVEST CAPITAL CORP., a corporation formed pursuant to the laws of the State of Massachusetts (the "Company"), does hereby certify that the following persons currently are serving in the Company in the capacities set forth opposite each such name and that set forth opposite each such name is a true and correct specimen of the signature of such person:

          Name                     Title                    Signature
          ----                     -----                    ---------

______________________     ______________________     ______________________

______________________     ______________________     ______________________

______________________     ______________________     ______________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the __ day of June, 1996.



BANKVEST CAPITAL CORP.


By: _______________________

Title: ____________________

                              CLOSING CERTIFICATE
                              -------------------

Heller Financial, Inc.
One TransAm Plaza Drive -- Suite 222
Oakbrook Terrace, Illinois  60181

Ladies and Gentlemen:

Pursuant to that certain Sale Agreement dated as of August 7, 1995 by and between BANKVEST CAPITAL CORP., a Massachusetts corporation ("BankVest"), and HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), as amended by the First Amendment to Purchase and Sale Agreement dated as of February 12, 1996 and as amended by the Second Amendment to Purchase and Sale Agreement dated as of June 24, 1996 (collectively, "Sale Agreement"), and as an inducement to and part of the consideration for the Increase (as defined in the Sale Agreement), the undersigned hereby warrants and represents to you that:

     1. All representations and warranties made by the undersigned in the Sale Agreement and the related documents are true and correct in all material respects as of the date hereof.

     2. No Event of Default exists (as such term is defined in the Sale Agreement).

DATED as of June __________, 1996.

BANKVEST CAPITAL CORP.                   Attest:



By:______________________________        ______________________
Its: ____________________________

                  UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS
                           OF BANKVEST CAPITAL CORP.
  ___________________________________________________________________________

     We, the undersigned, being the Board of Directors of BankVest Capital Corp., a Massachusetts corporation (the "Company"), hereby do consent to the adoption of, and hereby do adopt, the following resolutions:

     WHEREAS, the Company and Heller Financial Leasing, Inc., a Delaware corporation ("Heller") entered into a Purchase and Sale Agreement dated as of August 7, 1995, as amended by that First Amendment to Purchase and Sale Agreement dated as of February 12, 1996 (collectively, "Sale Agreement"), pursuant to which BankVest has assigned to Heller BankVest's right, title and interest in and to various Contracts and Payments thereunder, and assigned to Heller all of BankVest's right, title and interest in and to, or grated to Heller a security interest in the Equipment covered by such Contracts;

     WHEREAS, there has been presented and reviewed by the President, Vice President, Secretary or Treasurer of the Company (i) a proposed form of a Second Amendment to Purchase and Sale Agreement ("Amendment") to be executed by and between Heller and the Company and (ii) proposed forms of certain other documents to be executed in connection with the consummation of the transactions contemplated by the Amendment (the "Related Amendment Agreements"). The Sale Agreement, the Amendment and the Related Amendment Agreements shall hereinafter collectively be referred to as the "Sale Agreement". All other capitalized terms used herein which are not otherwise defined herein and which are defined in the Sale Agreement shall have the meaning set forth in the Sale Agreement;

     WHEREAS, pursuant to the terms of the Amendment, Heller proposed to increase the amount of the available Repurchase Price for Contracts to $21,000,000 (the "Increase") less any amounts outstanding under that certain Loan and Security Agreement dated as of August 7, 1995, as amended from time to time;

     WHEREAS, as a condition precedent to the Increase, Heller requires, inter alia, the execution and delivery by the Company of the Amendment and the other Related Amendment Agreements to which the Company is to be a party; and

     WHEREAS, the Board of Directors of the Company deem it to be in the best interest of the Company to obtain the Increase, and to execute and deliver the Amendment and all other Related Amendment Agreements to which the Company is to be a party, and to effect the transactions contemplated therein;

     NOW, THEREFORE, it is hereby resolved that the Company be and it hereby is authorized to execute and deliver to Heller the Amendment and each of the Related Amendment Agreements to which the Company is to be a party; and

     FURTHER RESOLVED, the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company to execute and deliver the Amendment, each of the Related Amendment Agreements to which the Company is a party, and all other documents, instruments, agreements and statements, which may be necessary to effectuate the transactions contemplated hereby and thereby, all of which shall be in the forms previously reviewed by the undersigned, or with such changes as the officer(s) executing the same shall approve, and the execution and delivery thereof by such officer(s) shall constitute the approval of the terms thereof;

     FURTHER RESOLVED, that the President, Vice President, Secretary or Treasurer of the Company, be and they hereby are authorized and directed, in the name and on behalf of the Company, to do and perform any and all other acts and to execute and deliver any and all other documents, instruments and certificates, which may be necessary, appropriate or desirable in order to consummate the transactions contemplated hereby.

     FURTHER RESOLVED, that these resolutions may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which, when taken together, shall be deemed to be one and the same instrument.

Dated: ________________________

DIRECTORS:

_______________________________

_______________________________

_______________________________

                                      ii